CONSULTING AGREEMENT

     This Consulting Agreement (the "Agreement") is made this 15th day of April, 1997, by and among Products, Services & Technology Corp., an Oregon corporation, and its successors and assigns, whose principal place of business is located at 1016 Shores Acres Drive, Leesburg, Florida 34748 (the "Company") and David wood, a North Carolina resident with an address of 7720 Arboretum Drive, Suite 103, Charlotte, North Carolina 28270, and Henry Hanson, a Montana resident with an address of 2217 Canyon Drive, Billings, Montana 59102 (collectively, the "Consultants"). The Consultants executed and delivered this Agreement by the execution and delivery of the Counterpart Signature Pages which are designated as Exhibits "A" and "B" hereof.

                         R E C I T A L S

     WHEREAS, the Board of Directors of the Company has agreed to adopt a written investor relations agreement for compensation of two individual Consultants, who are natural persons, for agreed upon services previously performed and to be performed; and

     WHEREAS, the Company desires to engage the Consultants to provide services at the request of and subject to the satisfaction of its management, and may avail itself of the services of the Consultants during the term hereof; and

     WHEREAS, the Consultants have previously provided certain services at the request and subject to the approval of the management of the Company; and

     WHEREAS, a general description of the nature of the agreed-upon services performed and to be performed by the respective Consultants under this Agreement is listed in the Counterpart Signature Pages attached hereto; and

     WHEREAS, the Company and the Consultants intend that this Agreement shall be a "written compensation agreement" as defined in Rule 405 of the Securities and Exchange Commission (the "SEC")pursuant to which the Company may issue "freely tradeable" shares of its common stock as payment for services rendered pursuant to an S-8 Registration Statement to be filed with the SEC by the Company.

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                        A G R E E M E N T

     1. Consultant Services. The Company hereby acknowledges the employment of the Consultants and the Consultants hereby acknowledge acceptance of such employment, and have performed or will perform the services requested by management of the Company to the Company's satisfaction during the term hereof. Subject to the terms and conditions of this Agreement, the Consultants shall continue to provide consulting services at the request of the Company in connection with its general operations and projects during the term hereof. Any and all services performed by the Consultants shall be performed in accordance with the requests of the management of the Company. The services performed by the Consultants hereunder have been personally rendered by the Consultants and no one acting for or on behalf of the Consultants, except those persons normally employed by the Consultants in rendering services to others, such as secretaries, bookkeepers and the like.

     2. Compensation. In consideration of the services performed and to be performed by the Consultants hereunder, shares of the Company's common stock shall be issued to the Consultants according to the following schedule (the "Shares"):

          Name of Consultant                Number of Shares
          ------------------                ----------------
          David Wood                            260,000
          Henry Hanson                           40,000

     3. Delivery of Shares. Subject to the filing and effectiveness of the SEC Forms, as provided for and defined in Paragraph 4 of this Agreement, and any applicable state securities filings covering the Shares, and also subject to Paragraph 5 of this Agreement, one or more certificates representing such Shares shall be delivered to the respective Consultants, at their respective addresses listed above, unless another address shall be provided to the Company by any Consultant in writing prior to the creation of such certificates.

     4. Preparation of Securities Registration Forms; Payment of Fees. Except as provided in Paragraph 5, the parties understand and agree that the issuance of the Shares and any Renewal Term Shares (as defined below) shall occur after the filing with the SEC and effectiveness of all required Registration Statements and other necessary securities documents, including, without limitation, a Form 10-SB General Form for Registration and a Form S-8 Registration Statement (the "SEC Forms"). Upon execution of this Agreement, the Company shall take such actions as are reasonably necessary to effect the preparation and filing of the SEC Forms, including the engagement of the services of a competent professional or professionals. In order to facilitate the Company's preparation and filing of these documents, David Wood agrees to pay all costs and expenses, or, if applicable, to reimburse the Company for all costs and expenses, arising from or in connection with the preparation and filing of the SEC Forms.

     5. Failing to Register Securities; Issuance of Restricted Shares. If the Shares or Renewal Term Shares (as defined below) are not capable of registration with the SEC as set forth in Paragraph 4 prior to the expiration of this Agreement pursuant to Paragraph 11, the parties agree that the Shares, and Renewal Term Shares if applicable, shall be issued to the Consultants as "restricted" shares. In such circumstance, the transferability of the Shares, and Renewal Term Shares if applicable, will be restricted by the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws and regulations, and neither the Shares nor the applicable Renewal Term Shares will be eligible to be sold unless they are subsequently registered or an exemption from registration is available. If the Shares or Renewal Term Shares are issued as "restricted" shares, the certificates representing such Shares or Renewal Term Shares will bear appropriate legends referring to the restrictions on resale and transferability imposed by the Act and applicable state securities laws and regulations. If the Shares or Renewal Term Shares are issued as "restricted" shares, the Company shall use its best efforts to prepare and file a registration statement covering such Shares or Renewal Term Shares by the earliest practicable date.

     6. Additional Compensation. In further consideration of services performed or to be performed by David Wood, one of the Consultants hereunder, the Company shall pay to David Wood a total of $10,000 as follows: $5,000 upon execution of this Agreement; and $5,000 on or before thirty (30) days after the execution of this Agreement.

     7. Expenses. The Company shall initially pay for all ordinary and necessary out-of-pocket expenses incurred by Consultants on behalf of the Company prior to delivery of the Shares to the Consultants pursuant to Paragraph 3 hereof, in connection with the services performed or to be performed by the Consultants hereunder. The Consultants shall furnish such receipts or other evidence of payment of such expenses as may be reasonably requested by the Company to substantiate the same. Following delivery of the Shares pursuant to Paragraph 3 hereof, each Consultant shall reimburse the Company for all amounts initially paid by the Company for such ordinary and necessary out-of-pocket expenses incurred by such Consultant on behalf of the Company pursuant to this paragraph.

     8. Limitation on Nature of Services. None of the services performed or to be performed by the Consultants and paid for by the issuance of shares of common stock of the Company are or shall be services related to any "capital raising" transaction.

     9. Confidential Information. The Consultants acknowledge that in the course of performance of services under this Agreement, it has had or will have access to and has acquired or will acquire Confidential Information (as hereinafter described) concerning the Company, its business and operations. Each of the Consultants agrees that he/she will not disclose any Confidential Information to third parties or use any Confidential Information for any purpose other than the performance of this Agreement except as disclosure may be necessary or appropriate in the course of performing this Agreement. For purposes of this Agreement, the term "Confidential Information" shall include all information relating to the business of the Company and all processes, services and other activities engaged in by the Company during the term of this Agreement; provided, however, that the term "Confidential Information" shall not include any information which at the time of disclosure to the Consultant is in the public domain, or which subsequently becomes a part of the public domain by publication or otherwise through no fault of the Consultant, or which is subsequently disclosed to the Consultant or its employees by a third party not in violation of any rights or obligations owed by such third party to the Company.

     10. Indemnification. Each party to this Agreement (hereinafter an "Indemnifying Party") hereby agrees to indemnify each of the other parties to this Agreement (hereinafter an "Indemnified Party") for and hold the Indemnified Party harmless against the following: (a) any and all loss, liability or damage resulting from any breach or nonfulfillment of any agreement or obligation of the Indemnifying Party under this Agreement; (b) any losses, damages, fees, settlements, or other costs or expenses resulting from any misstatement of a material fact or omission of a material fact by the Indemnifying Party contained herein or contained in the S-8 Registration Statement of the Company to be filed hereunder, to the extent that any such misstatement or omission contained in the Registration Statement was based upon information supplied by the Indemnifying Party; and (c) any and all actions, suits, proceedings, damages, assessments, judgements, settlements, costs and expenses, including reasonable attorneys' fees, incurred by the Indemnified Party as a result of the failure or refusal of the Indemnifying Party to defend any claim incident to or otherwise honor the foregoing provisions after having been given notice of and an opportunity to do so.

     If any claim or liability shall be asserted against an Indemnified Party which would give rise to a claim by the Indemnified Party against an Indemnifying Party for Indemnification under the provisions of this Paragraph 10, the Indemnified Party shall promptly notify the Indemnifying Party in writing of the same, subject to the prior approval of the Indemnified Party, which approval shall not be unreasonably withheld, the Indemnifying Party shall be entitled at its own expense to compromise or defend any such claim. The Indemnifying Party shall keep the Indemnified Party informed of developments with respect to such claim, including any litigation, and the Indemnified Party shall not compromise or settle any action, claim, demand or litigation without the prior written consent of the Indemnifying Party, in breach of which the Indemnified Party shall have no right to indemnification under this Agreement in respect of such compromise or settlement.

     11. Term; Expiration. The "Effective Date" of this Agreement is the date of execution hereof. This Agreement shall remain in effect until expiration as hereinafter provided. This Agreement shall expire on the date that is six (6) months after the Effective Date, unless extended in accordance with Paragraph 12 hereof. Notwithstanding the foregoing, expiration of this Agreement pursuant to this Paragraph shall not alter or excuse the parties' obligations under Paragraph 3 or Paragraph 4 of this Agreement.

     12.   Option to Renew.

          12.1 Exercise of Option. The parties agree that the Company shall have an option to renew this Agreement as to Consultant David Wood for an additional renewal term of six (6) months. The Company may exercise such option to renew by providing written notice of such exercise to Consultant David wood no later than thirty (30) days before the expiration of this Agreement pursuant to Paragraph 11 hereof.

          12.2 Renewal Term Compensation. If the Company exercises such option to renew, the terms and provisions of this Agreement shall continue to apply, except that additional compensation of up to 250,000 shares of the Company's common stock (the "Renewal Term Shares") shall be paid to Consultant David Wood in consideration of the services to be performed by Consultant David Wood during such renewal term. In consultation with Consultant David Wood, the Company shall determine the exact number of shares of the Company's common stock to be paid to Consultant David Wood as Renewal Term Shares, after considering the value of the services to be performed by Consultant David Wood during such renewal term and the market value of shares of the Company's common stock during the period immediately preceding the commencement of such renewal term.

     13. Independent Contractors. The Company and the Consultants agree that the Consultants are independent contractors for all services performed and to be performed under the terms and conditions of this Agreement and shall not be deemed to be the Company's agent for any purpose whatsoever and are not granted any right or authority under this Agreement to assume or create any obligation or liability, whether express or implied, absolute or contingent, on the Company's behalf, or to bind the Company in any manner. The Consultants shall be liable for any FICA taxes, withholding or other similar taxes or charges arising from the issuance of any shares of the Company's common stock to any Consultant or any other compensation received hereunder, and the Consultants shall indemnify and hold harmless the Company therefrom; it is understood by the parties that the value of all such items has been taken into account by the parties in determining the amount of compensation for services rendered by the Consultants hereunder.

     14. Representations and Warranties of the Company. The Company represents and warrants to, and covenants with, the Consultants as follows:

          14.1 Corporate Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oregon.

          14.2 Registration Statement of Form S-8. The Company shall provide to the Consultants prior to the issuance and delivery of any Shares or Renewal Term Shares a copy of each of the following: the SEC Forms; this Agreement; all quarterly, annual or current reports or other documents incorporated by reference into such Registration Statement; and any other similar reports filed or publicly disseminated following the effective date of any such Registration Statement.

          14.3 Securities Laws. The Company shall fully comply with any and all federal and state securities laws, rules and regulations governing the issuance of any of the Shares or Renewal Term Shares.

          14.4 Reports with the SEC. Upon the filing and effectiveness of a Form 10-SB, the Company will be required to file reports with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company agrees that after the filing and effectiveness of such From 10-SB, and during the term of this Agreement and any renewal term hereunder, it will file with the SEC all reports required to be filed by it, and such reports will be true and correct in every material respect.

     15. Representation and Warranties of Consultants. Each of the Consultants individually represents and warrants to, and covenants with, the Company as follows:

          15.1 Employment. Each of the Consultants has hereby accepted employment by the Company, and has agreed to perform and has performed the services requested by management of the Company during the term hereof. The services performed by the Consultants have been personally rendered by the Consultants, and no one acting for or on behalf of the Consultants.

          15.2 Sophisticated Investors. Each of the Consultants represents and warrants that by reason of income, net assets, education background and business acumen, he/she has the experience and knowledge to evaluate the risks and merits attendant to an investment in shares of common stock of the Company, either singly or through the aid and assistance of a competent professional, and is fully capable of bearing the economic risk of loss of his/her total investment in the Company.

          15.3 Limitation on Services. None of the services rendered or to be rendered by the Consultants and paid for by the issuance of the Shares or Renewal Term Shares shall be services related to any "capital raising" transaction.

          15.4 Valid Obligation; No Conflicts. Execution of this Agreement and performance of services hereunder by each Consultant constitutes valid and binding obligations of such Consultant and his/her performance hereunder will not violate any other agreement to which such Consultant is a party.

     16.   Miscellaneous Provisions.

          16.1 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram to the applicable addresses appearing in the preamble to this Agreement, or to such other address as a party may have designated by like notice forwarded to the other parties hereto. All notices, except notices of change of address, shall be deemed given when mailed or hand delivered and notices of change of address shall be deemed given when received.

          16.2 Further Assurances. At any time, and from time to time, after the execution hereof, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Agreement.

          16.3 Binding Agreement; Non-Assignability. Each of the provisions and agreements herein contained shall be binding upon and enure to the benefit of the personal representatives, heirs, devises, successors and permitted assigns of the respective parties hereto; however, none of the rights or obligations hereunder attaching to any Consultant may be assigned, without the express written consent on the company, and none of the rights or obligations hereunder attaching to the Company may be assigned, without the express written consent of each of the Consultants.

          16.4 Entire Agreement. This Agreement, and the other documents referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes and cancels any prior agreement, representation or communication, whether oral or written, between the parties relating to the transactions contemplated herein or subject matter hereof. No amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each of the parties hereto.

          16.5 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

          16.6 Headings. The headings of this Agreement are inserted for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

          16.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          16.8 Governing Law. This Agreement, and the application or interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of Oregon. Venue for all purposes shall be deemed proper within either: (a) Lake County, Florida; or (b) with respect to any action relating to the rights or obligations hereunder of Consultant David Wood, the County of Mecklenburg, North Carolina.

          16.9 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or a breach hereof, shall be settled by arbitration, in accordance with the rules of the American Arbitration Association, and the parties hereto agree to submit any such claim or controversy to a competent arbitration body for resolution.

          16.10 Legal Fees and Costs. If any action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established herein, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his assigns, or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement the day and year first written above.


                                     PRODUCTS, SERVICES & TECHNOLOGY CORP.



                                     By:  /s/ Mike McLaughlin
                                          ------------------------------
                                              Mike McLaughlin, President




                           EXHIBIT "A"
                      (Consulting Agreement)


                    COUNTERPART SIGNATURE PAGE

     THIS COUNTERPART SIGNATURE PAGE for that certain Consulting Agreement among Products, Services & Technology Corp. and the undersigned Consultant is executed as of the date set forth below.

                                       CONSULTANT



Date:  April 15th, 1997                By:  /s/ David Wood
                                           -------------------------
                                                David Wood

Services Performed and to be Performed:
Development, implementation and maintenance of investor relations and market awareness program, through the following methods, without limitation: direct mail information; national financial publications; e-mail and Internet financial publications; radio and television programs;
newsletters; and regular press releases. Interface with stock-holders and market-makers. Assist in preparation of Company informational materials.
























                           EXHIBIT "B"
                      (Consulting Agreement)


                    COUNTERPART SIGNATURE PAGE

     THIS COUNTERPART SIGNATURE PAGE for that certain Consulting Agreement among Products, Services & Technology Corp. and the undersigned Consultant is executed as of the date set forth below.

                                      CONSULTANT



Date:  4/15/97                        By:  /s/ Henry Hanson
                                           ----------------
                                               Henry Hanson

Services Performed and to be Performed:
General corporate organizational and investor relations consulting, as requested by the Company.